EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JANET C. LODUCA, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2018 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 20th day of February 2019.

/s/ LEWIS CHEW	/s/ BENITO MINICUCCI
Lewis Chew	Benito Minicucci

/s/ FRED J. FOWLER	/s/ ERIC D. MULLINS
Fred J. Fowler	Eric D. Mullins

/s/ RICHARD C. KELLY	/s/ ROSENDO G. PARRA
Richard C. Kelly	Rosendo G. Parra

/s/ RICHARD A. MESERVE	/s/ BARBARA L. RAMBO
Richard A. Meserve	Barbara L. Rambo

/s/ FORREST E. MILLER	/s/ ANNE SHEN SMITH
Forrest E. Miller	Anne Shen Smith

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JANET C. LODUCA, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2018 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 20th day of February 2019.

/s/ LEWIS CHEW	/s/ BENITO MINICUCCI
Lewis Chew	Benito Minicucci

/s/ FRED J. FOWLER	/s/ ERIC D. MULLINS
Fred J. Fowler	Eric D. Mullins

/s/ RICHARD C. KELLY	/s/ ROSENDO G. PARRA
Richard C. Kelly	Rosendo G. Parra

/s/ RICHARD A. MESERVE	/s/ BARBARA L. RAMBO
Richard A. Meserve	Barbara L. Rambo

/s/ FORREST E. MILLER	/s/ ANNE SHEN SMITH
Forrest E. Miller	Anne Shen Smith